UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Diamond Offshore Drilling, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting  to be held on May 13, 2020, for Diamond Offshore Drilling, Inc.   This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting. To view  the proxy statement and annual report, go to www.proxydocs.com/DO. To submit your proxy while visiting this site, you will need  the 12 digit control number in the box below.   Under United States Securities and Exchange  Commission rules, proxy materials do not have  to be delivered in paper. Proxy materials can  be distributed by making them available on the  Internet. We have chosen to use these procedures  for our 2020 Annual Meeting and need YOUR  participation.   If you want to receive a paper or e-mail copy of  the proxy materials, you must request one. There  is no charge to you for requesting a copy. In order  to receive a paper package in time for this year’s  annual meeting, please make this request on or  before May 1, 2020.    For a Convenient Way to VIEW Proxy Materials  _ and _  VOTE Online go to: www.proxydocs.com/DO    Proxy Materials Available to View or Receive:   1. Notice and Proxy Statement 2. Annual Report  Printed materials may be requested by one of the following methods:    INTERNET  www.investorelections.com/DO   TELEPHONE  (866) 648-8133  *E-MAIL  paper@investorelections.com   * If requesting material by e-mail, please send  You must use the 12 digit control number a blank e-mail with the 12 digit control number   (located below) in the subject line. No other  located in the shaded gray box below.   requests, instructions or other inquiries should be  included with your e-mail requesting material.    ACCOUNT NO.  SHARES    Company Notice of Annual Meeting   Date: May 13, 2020  Time: 8:30 a.m. (Central Time)  Place: Diamond Offshore Drilling, Inc.    15415 Katy Freeway  Houston, Texas 77094  The purpose of the Annual Meeting is to take action on the following proposals:   The Board of Directors recommends that you vote “FOR” the following.   1.  To elect seven directors, each to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified  or until their earlier resignation or removal;  Nominees 01 James S. Tisch 04 Paul G. Gaffney II 07 Kenneth I. Siegel  02 Marc Edwards 05 Alan H. Howard  03 Anatol Feygin 06 Peter McTeague   The Board of Directors recommends that you vote “FOR” the following.   2.  To approve, on an advisory basis, executive compensation.  3. To ratify the appointment of Deloitte & Touche LLP as the independent auditor for our company and its subsidiaries for fiscal year 2020; and  NOTE: Such other business as may properly come before the annual meeting or any adjournments thereof.